Benchmark Electronics Fourth Quarter and Fiscal Year 2025 Results February 3rd, 2026

Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, expressed or implied, concerning the Company’s outlook and guidance for first quarter and fiscal year 2026 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, regarding enterprise AI opportunities, anticipated growth in bookings, the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, capital expenditures, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, the potential of another U.S. government shutdown and the economic impacts, volatility and uncertainty resulting therefrom, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, tariffs and retaliatory countermeasures, the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, or write-downs or write-offs of obsolete or unsold inventory, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts, including discrete tax items, and other non-GAAP tax adjustments, of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made. Immaterial Correction of an Error During the fourth quarter of fiscal 2025, we identified immaterial errors related to our income tax calculation. We evaluated the effects of these errors and concluded that they were not material to any previously issued annual or interim financial statements. Accordingly, prior year amounts presented herein for 2024 have been adjusted to correct the immaterial error, which as of December 31, 2024 and for the year then ended (i) understated income tax expense by $2.2 million, income tax receivable by $2.2 million, current taxes payable by less than $0.1 million, deferred tax liabilities by $3.7 million, and (ii) overstated deferred tax assets by $7.2 million and shareholder’s equity by $8.7M.

Today’s Speakers Bryan Schumaker EVP and Chief Financial Officer Jeff Benck Chief Executive Officer David Moezidis President

Fourth Quarter 2025 Overview   GAAP AND NON-GAAP REVENUE $704M NON-GAAP GROSS MARGIN 10.6% NON-GAAP EPS $0.71 NON-GAAP OPERATING MARGIN 5.5% HIGHLIGHTS Strong year-over-year revenue performance led by double-digit growth in AC&C, Medical and A&D  Continued to deliver gross margin at or above 10% Sequential operating margin expansion of 70 basis points equaled a multi-year high Earnings per share grew over twice the rate of revenue, exceeding prior guidance range  * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Fiscal Year 2025 Overview   GAAP AND NON-GAAP REVENUE $2,659M NON-GAAP GROSS MARGIN 10.2% NON-GAAP EPS $2.40 NON-GAAP OPERATING MARGIN 4.9% HIGHLIGHTS Returned to year-over-year growth in the 2nd half of the year  Delivered two consecutive years of greater than 10% gross margin Drove sequential operating margin expansion each quarter during the year   * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Business Highlights Strategic focus continues to drive results Well-balanced sector portfolio in growth markets Driving improved revenue growth and delivering strong gross margin performance New business momentum 2025 bookings strength across the enterprise Increased conviction around 2026 revenue growth Financial discipline remains at the forefront Inventory turns continue to improve with cash cycles at multi-year record Generated $48M of Free Cash Flow in the quarter and $85M in the year Continuing to invest in growth Global PT and cleanroom investments well-timed for Semi-Cap recovery cycle  US-based liquid cooling infrastructure supports AI opportunities

Financial Results (Non-GAAP) THREE MONTHS ENDED December 31 2024 THREE MONTHS ENDED September 30 2025 THREE MONTHS ENDED December 31 2025 ($ MILLIONS) Revenue $657 $681 $704 Gross Margin 10.4% 10.1% 10.6% Operating Margin 5.1% 4.8% 5.5% Effective Tax Rate 22.4% 24.5% 25.4% EPS $0.61 $0.62 $0.71 * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Financial Results (Non-GAAP) TWELVE MONTHS ENDED December 31 2024 TWELVE MONTHS ENDED December 31 2025 ($ MILLIONS) Revenue $2,656 $2,659 Gross Margin 10.2% 10.2% Operating Margin 5.1% 4.9% Effective Tax Rate 23.5% 24.8% EPS $2.29 $2.40 * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Fourth Quarter 2025 Sector Performance 21% 24% 20% 15% 20% $704 MILLION Sales $MM Q/Q Sector Mix Semi-Cap  $171 (8%) Industrial (6%) $144 Aerospace & Defense $137 7% Medical $144 14% AC&C $108 22%

Fiscal Year 2025 Sector Performance 18% 28% 19% 13% 22% Sales $MM Y/Y Sector Mix Semi-Cap  $741 2% Industrial 0% $575 Aerospace & Defense $514 19% Medical $484 7% AC&C $345 (27%) $2,659 MILLION

Trended Non-GAAP Results (Dollars in Millions, except EPS) * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Balance Sheet and Cash Flow Update Debt Structure (In Millions) Q4-25 Senior Secured Term Loan $148 Revolving Credit Facility Drawn Amount $65 Borrowing Capacity Available under Revolver $481 Leverage Ratio (2) 0.01x (In Millions) Q4-24 Q3-25 Q4-25 FY 2024 FY 2025 Cash Flows from Operations $46 $37 $59 $189 $124 Free Cash Flow (1) $37 $25 $48 $156 $85 Share Repurchases $0 $10 $1 $5 $27 Cash $328 $286 $322 $328 $322 (1) Free Cash Flow (FCF), a non-GAAP measure, is defined as net cash provided by (used in) operations less capex (2) Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, which is a non-GAAP measure Focus on working capital management supported achieving Free Cash Flow objective  Balance sheet remains strong, with net cash above $110 million Repurchased $27 million in stock during the year, offsetting annual dilution  Continued to support the quarterly dividend, including $6 million paid in the quarter and $24 million for the full year

Working Capital Trends Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Accounts Receivable Days 57 53 52 50 50 Contract Asset Days 23 25 25 26 23 Inventory Days 85 89 83 75 69 Accounts Payable Days (54) (61) (55) (56) (58) Advance Payments from Customers Days (22) (20) (20) (18) (17) Cash Conversion Cycle Days 89 86 85 77 67

First Quarter 2026 Guidance Q1-26E Net Sales $655M to $695M Gross Margin – non-GAAP 10.0% to 10.4% Operating Margin – non-GAAP 4.7% to 4.9% Interest and Other Expenses, Net ~$4.7M Non-operating Expenses $5.1M to $5.5M Stock-Based Compensation Expense ~$5.4M Effective Tax Rate 26% to 27% Diluted EPS – GAAP $0.31 to $0.37 Diluted EPS – non-GAAP $0.53 to $0.59 Diluted Weighted-Average Shares ~36.3M

Sector Outlook

Semi-Cap

- Increased confidence in WFE market improvement in 2026
- New building in Penang supports 2025 bookings momentum
- Expecting improved Y/Y performance throughout the year

Industrial

- Expect to return to Y/Y growth in 2026 supported by existing program ramps
- Transportation, HVAC and automation showing strength
- Improved global macro could bolster performance

Aerospace & Defense

- Commercial air expected to remain stable
- Program timing may moderate defense growth near-term after years of double-digit performance
- Broad-based momentum in space applications improves long-term outlook

Medical

- Demand has steadily improved through 2H:25 driven by end-market strength and new program ramps
- Expecting continued momentum in 2026
- 2025 MedTech bookings support longer-term revenue growth

Advanced Computing & Communications

- Sector momentum expected to continue into 1H:26
- Led by ramp of announced Enterprise AI-program wins

Benchmark | 15
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Summary 1.  Business Momentum in 2025 Shapes Future Growth Potential  Solid year of bookings with both new and existing customers  End-markets within Medical and Semi-Cap appear to be improving into 2026  Space, MedTech and AI-related computing opportunities are promising  Industrial positioned for return to growth in the back half of the year  2.  Operational Execution Continues to be a Top Priority Potential leverage from operating efficiencies implemented in 2025 as revenue grows Ongoing working capital discipline and net income growth help drive full year Free Cash Flow generation while continuing to invest in our growth  Longer-term potential to structurally improve tax rate  3.  Disciplined Capital Allocation Supporting our regular quarterly dividend while offsetting dilution with share repurchases Reduced revolving debt by $70 million Y/Y with year-end net cash of $111 million  Increasing capital investment to support new wins

Appendix

APPENDIX 1 – Reconciliation of GAAP to Non-GAAP (Dollars in thousands, except per share data – Unaudited)